UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

FORTRESS BIOTECH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT SUPPLEMENT

2020 ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually on Wednesday, June 17, 2020 at 10:00 a.m. Eastern Time

EXPLANATORY NOTE

On April 27, 2020, Fortress Biotech, Inc. (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2020 Annual Meeting of Stockholders with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with the Company’s 2020 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/fbio2020 on Wednesday, June 17, 2020, at 10:00 a.m. ET (the “Annual Meeting”).

This supplement to the Proxy Statement is being filed to add additional information regarding whether banks, brokers, or other nominees who hold shares on behalf of beneficial stockholders have discretion to vote such shares on the proposals to amend our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) if they do not receive voting instructions from the beneficial holders of the shares. Specifically, this supplement to the Proxy Statement is being filed to add additional information regarding banks’, brokers’, or other nominees’ abilities to exercise voting discretion if they do not receive voting instructions from the beneficial holders of the shares over the proposals to (i) amend the Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock by 50,000,000 shares and (ii) amend the Certificate of Incorporation to increase the frequency of the dividend payment on the Company’s  9.375% Series A Cumulative Redeemable Perpetual Preferred from quarterly to monthly.

Other than the revised language below, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and the Board of Directors continues to seek the vote of Company stockholders to be voted on at the Annual Meeting as recommended in the original filing.

For ease of reference, the revised and/or added language is underlined in the answers below.

Except as described in this supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this supplement differs from or updates information contained in the Proxy Statement, the information in this supplement is more current. The Proxy Statement contains additional information. This supplement should be read in conjunction with the Proxy Statement.

QUESTIONS AND ANSWERS

The answer under the heading “Questions and Answers — How are votes counted?” on page 3 of the Proxy Statement is amended to add additional explanatory language as follows:

Q.	How are votes counted?

A.	Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will not be considered as votes “for” or “against” any matter for which the stockholder has indicated their intention to abstain or withhold their vote. Broker or nominee non-votes, which occur when shares held in “street name” by brokers or nominees who indicate that they do not have discretionary authority to vote on a particular matter, will not be considered as votes “for” or “against” that particular matter. Broker and nominee non-votes will be treated as present for purposes of determining the existence of a quorum and may be entitled to vote on certain matters at the Annual Meeting.

Broker non-votes occur when shares are held indirectly through a broker, bank or other nominee or intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Pursuant to the New York Stock Exchange, which govern voting matters at the Annual Meeting, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

The following matters up for vote at the Annual Meeting are considered to be “routine”: (i) the ratification of BDO USA LLP as our independent registered public accounting firm for the year ending December 31, 2019 and (ii) the approval of an amendment to our Certificate of Incorporation to increase our authorized common stock by 50,000,000 shares. Brokers that hold your shares, therefore, have discretionary authority to vote your shares on those matters unless they receive instructions from you on those matters.

The answer under the heading “Questions and Answers — What vote is required to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock?” on page 4 of the Proxy Statement is amended to add additional explanatory language as follows:

Q.	What vote is required to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock?

A.	The affirmative vote of a majority of the outstanding shares of the Company’s Common Stock is required to approve the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock. Abstentions, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will have the same effect as a negative vote. The effect of an abstention or a broker non-vote, if any, is a vote against the proposal. Because this is considered a “routine” matter (see “How are Votes Counted?” above), brokers are permitted to exercise discretionary voting authority when voting instructions have not been timely received from a beneficial owner for this proposal, meaning, if you do not provide your broker with voting instructions for this proposal, your broker may chose not to vote on this proposal and such a broker non-vote would amount to a vote against the proposal.

The answer under the heading “Questions and Answers — What vote is required to amend the Certificate of Incorporation to change the frequency of the dividend payment on the Series A Preferred Stock?” on page 4 of the Proxy Statement is amended to add additional explanatory language as follows:

Q.	What vote is required to amend the Certificate of Incorporation to change the frequency of the dividend payment on the Series A Preferred Stock?

A.	The affirmative vote of a majority of the outstanding shares of the Company’s Common Stock is required to approve the amendment to the Certificate of Incorporation to change the frequency of the dividend payment on the Series A Preferred Stock. Any abstentions, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will have the same effect as a negative vote. Because this is considered a “non-routine” matter (see “How are Votes Counted?” above), brokers are not permitted to exercise discretionary voting authority when voting instructions have not been timely received from a beneficial owner for this proposal. Thus, if you fail to provide your broker with voting instructions for this proposal, it amounts to a vote against the proposal.

FORTRESS BIOTECH, INC.

2 Gansevoort Street, 9th Floor

New York, New York 10014

VOTING MATTERS

This supplement to the Proxy Statement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. As a stockholder, your vote is very important and the Board encourages you to exercise your right to vote whether or not you plan to attend the Annual Meeting. If you have already voted by Internet, telephone or by mail, you do not need to take any action unless you wish to change your vote. Proxy voting instructions already returned by stockholders (via Internet, telephone or mail) will remain valid and will be voted at the Annual Meeting unless revoked.

By Order of the Board of Directors,

/s/ Robyn M. Hunter

Robyn M. Hunter

Corporate Secretary

June 12, 2020

New York, New York